Ordinary shares	12 Months Ended
Dec. 31, 2018
Ordinary shares
Ordinary shares

11. Ordinary shares

In January 2017, the Group repurchased 14,158,256 shares of ordinary shares from certain founder shareholders, who are also employees of the Group, at the price of US$0.2119 per ordinary share. The repurchased shares were cancelled immediately. As the shares were repurchased above fair value, the Group recognized compensation expense which amounted to US$1,548,384 for the difference between the repurchase price and the fair value of the ordinary shares at the date of the repurchase.

Prior to the consummation of the IPO, pursuant to the revised Articles of Association, the Group’s existing preferred shares and ordinary shares was reclassified and re-designated into Class A ordinary shares and Class B ordinary shares, with each Class A ordinary share being entitled to one vote and each Class B ordinary share being entitled to twenty-five votes on all matters that are subject to shareholder vote. Both Class A ordinary shares and Class B ordinary shares are entitled to the same dividend right. The holders of the Group’s ordinary shares are entitled to such dividends as may be declared by the board of directors subject to the Companies Law. The authorized 15,000,000,000 share of the Group was comprised of 13,750,000,000 Class A ordinary shares, 250,000,000 Class B ordinary shares and 1,000,000,000 shares designated as the board of directors may determine.

Upon the completion of IPO in October 2018, the Group issued 217,500,000 Class A ordinary shares with the price of US$0.24 per share, totaling to US$48.5 million after net-off the underwriting and discounts and commissions.